                             LETTER OF TRANSMITTAL

    TO ACCOMPANY CERTIFICATES FORMERLY REPRESENTING SHARES OF COMMON STOCK, (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS) NO PAR VALUE PER
                                     SHARE,

                                       OF

                       HOST MARRIOTT SERVICES CORPORATION
       SURRENDERED FOR CASH PAYMENT OF $15.75 PER SHARE DUE TO THE MERGER
      OF AUTOGRILL ACQUISITION CO. INTO HOST MARRIOTT SERVICES CORPORATION

     This Letter of Transmittal should be completed, signed and submitted, together with your certificate(s) formerly representing shares of common stock of Host Marriott Services Corporation to:

                   THE BANK OF NEW YORK (THE "PAYING AGENT")

            BY MAIL:                  FACSIMILE TRANSMISSION:        BY HAND OR OVERNIGHT DELIVERY:

  Tender & Exchange Department   (for Eligible Institutions Only)     Tender & Exchange Department
         P.O. Box 11248                   (212) 815-6213                   101 Barclay Street
      Church Street Station                                           Receive and Delivery Window
  New York, New York 10286-1248     For Confirmation Telephone:         New York, New York 10286
                                          (800) 507-9357

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS INSTRUMENT WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Notice of Merger of Autogrill Acquisition Co., a Delaware corporation (the "Purchaser") with and into Host Marriott Services Corporation, a Delaware corporation (the "Company"), and encloses herewith and surrenders the following described certificate(s) formerly representing represented shares of common stock, no par value per share (the "Common Stock"), including the associated series A preferred stock purchase rights (the "Rights"; the Common Stock and the Rights are collectively hereafter referred to as the "Shares") issued pursuant to the Rights Agreement dated as of December 22, 1995 by and between the Company and First Chicago Trust Company of New York, as Rights Agent (as the same may be amended, the "Rights Agreement"), of the Company ("Shares"), for purposes of exchanging each such Share for $15.75 in cash, without interest.
--------------------------------------------------------------------------------
                    DESCRIPTION OF SURRENDERED CERTIFICATES

---------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             CERTIFICATE(S) SURRENDERED
                 (PLEASE FILL IN, IF BLANK)                                 (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                                          OF SHARES
                                                                  CERTIFICATE           REPRESENTED BY        NUMBER OF SHARES
                                                                   NUMBER(S)            CERTIFICATE(S)          SURRENDERED
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                  Total Shares
---------------------------------------------------------------------------------------------------------------------------------

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE
    IN REPLACING THEM. SEE INSTRUCTION 8.

Ladies and Gentlemen:

     In connection with the merger (the "Merger") of the Purchaser with and into the Company, the undersigned hereby surrenders the certificates listed above, which formerly represented Shares of the Company, in order to receive payment of $15.75 in cash per Share, without interest, subject to applicable withholding taxes, as a result of the Merger. No interest will accrue or be paid on the cash payable upon the surrender of the certificates. BY DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE PAYING AGENT, THE UNDERSIGNED HEREBY WAIVES HIS RIGHT TO DEMAND APPRAISAL OF THE FAIR VALUE OF THE SHARES PURSUANT TO SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW AND WITHDRAWS ALL WRITTEN OBJECTIONS TO THE MERGER AND/OR DEMANDS FOR APPRAISAL, IF ANY, WITH RESPECT TO THE SHARES OWNED BY THE UNDERSIGNED.

     The undersigned irrevocably appoints the Paying Agent, its officers and its designees, and each of them, the attorneys-in-fact of the undersigned, with full power of substitution, with respect to the Shares formerly represented by the certificates listed above, to (a) deliver those certificates for cancellation and (b) exercise any rights the undersigned may have with regard to the Shares which were formerly represented by those certificates.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the certificates listed above and to direct the manner in which payment is to be made as a result of the Merger with respect to the Shares formerly represented by those certificates. The undersigned, upon request, will execute and deliver any additional documents deemed by the Paying Agent to be necessary or desirable to complete the surrender of the certificates listed above in order to receive payment as a result of the Merger.

     The authority conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal or otherwise resulting from the surrender of certificates to which this Letter of Transmittal relates will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. The surrender made by this Letter of Transmittal is irrevocable.

     All questions as to validity, form and eligibility of any surrender of certificate(s) hereunder will be determined by the Company (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding. The undersigned understands that payment for surrendered certificate(s) will be made as promptly as practicable after surrender of certificate(s) is made in acceptable form.

     Unless otherwise indicated in the box below captioned "Special Payment Instructions," please issue the check with regard to the Shares formerly represented by the certificates which are being surrendered to the undersigned. Similarly, unless otherwise indicated in the box below captioned "Special Delivery Instructions," please mail the check for that sum to the undersigned at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the sum due as a result of the Merger in the name of, and deliver the check to the person or persons indicated.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if the check for the sum due as a result of the Merger with regard to the Shares formerly represented by the certificates listed above is to be issued in the name of someone other than the undersigned.

Issue  [ ] Check

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if the check for the sum due as a result of the Merger with regard to the Shares formerly represented by the certificates listed above is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown after the undersigned's signature below.

Mail  [ ] Check

Name
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   SIGN HERE
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
--------------------------- , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-at-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the information described in Instruction 4.)

Name(s) ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                ----------------------------------------------------------------

Address ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number--------------------------------------------------

Tax Identification or Social Security No.
                                ------------------------------------------------
                                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 4)

Authorized Signature
                  --------------------------------------------------------------

Name  --------------------------------------------------------------------------

Title---------------------------------------------------------------------------

Name of Firm
           ---------------------------------------------------------------------

Address ------------------------------------------------------------------------

Area Code and Telephone Number
                             ---------------------------------------------------

Dated:
--------------------------- , 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder of the Shares represented by the certificates surrendered with it unless the holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse of this Letter of Transmittal or (ii) if those certificates are surrendered for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company which has an office or correspondent in the United States (collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. The method of delivery of this Letter of Transmittal, the certificates for Shares and all other required documents, is at the option and risk of the surrendering stockholder and, except as otherwise provided in this Instruction 2, the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

     No alternative, conditional or contingent surrenders will be accepted and no fractional Shares will be purchased. All surrendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and numbers of Shares they represented should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

     4. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares formerly represented by the certificates being surrendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s), without any alteration, enlargement or change whatsoever.

     If any of the Shares formerly represented by the certificates being surrendered are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

     IF SURRENDERED SHARES FORMERLY REPRESENTED BY THE CERTIFICATES BEING SURRENDERED ARE REGISTERED IN DIFFERENT NAMES ON DIFFERENT CERTIFICATES, IT WILL BE NECESSARY TO COMPLETE, SIGN AND SUBMIT AS MANY SEPARATE LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS ON CERTIFICATES.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and may be required to submit evidence satisfactory to the Company of the person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares formerly represented by the certificates being surrendered, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares which are not surrendered or accepted are to be issued to a person other than the registered owner(s), in which case, endorsements of certificates or separate stock powers are required and signatures on those certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares formerly represented by the certificates being surrendered, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates. Signatures on the certificates or stock powers must be guaranteed by an Eligible Institution.

     5. STOCK TRANSFER TAXES. Except as set forth in this Instruction 5, the Company will pay or cause to be paid any stock transfer taxes with respect to the cancellation of Shares as a result of the Merger. If payment is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of anyone other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes payable on account of the transfer to another person (whether imposed on the registered holder or on the other person) will be deducted from the Merger payment unless satisfactory evidence of the payment of, or an exemption from the need to pay, stock transfer taxes is submitted.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificates submitted with this Letter of Transmittal.

     6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than the signer's address shown above, the appropriate boxes on this Letter of Transmittal must be completed.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of this Letter of Transmittal may be obtained from, the Paying Agent at the locations and telephone numbers set forth below.

     8. LOST OR DESTROYED CERTIFICATES. If any certificate has been lost or destroyed, the stockholder should promptly notify the Paying Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     9. SUBSTITUTE FORM W-9. The surrendering former stockholder is required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate that the former stockholder is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the surrendering former stockholder to 31% Federal income tax withholding from the Merger payment. The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering former stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box in Part 3 is checked and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% from any Merger payments to be made after expiration of that 60 day period until a TIN is provided to the Paying Agent.

----------------------------------------------------------------------------------------------------------------------
                                          (DO NOT WRITE IN THE SPACES BELOW)

     Date Received ---------------              Accepted by ---------------                  Checked by
                                                                                             ---------------
     ------------------------------------------------------------------------------------------------------------
     CERTIFICATES     SHARES         SHARES                      AMOUNT OF        SHARES      CERTIFICATE
     SURRENDERED   SURRENDERED      ACCEPTED      CHECK NO.        CHECK         RETURNED         NO.       BLOCK
                                                                                                             NO.

     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     Delivery Prepared by ---------------       Checked by ---------------                   Date ---------------
----------------------------------------------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a former stockholder who is entitled to a payment as a result of the Merger is required to provide the Paying Agent with the former stockholder's correct TIN on Substitute Form W-9 below. If the former stockholder is an individual, the TIN is his or her social security number. If the Paying Agent is not provided with the correct TIN, the stockholder may be subject, among other things, to penalties imposed by the Internal Revenue Service. In addition, payments that are made to the former stockholder may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on Merger payments the former stockholder is required to notify the Paying Agent of the former stockholder's correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE PAYING AGENT

     The stockholder is required to give the Paying Agent the social security number or employer identification number of the most recent record owner of the Shares. If the Shares being surrendered are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

-------------------------------------------------------------------------------------------------------------
                                     PAYER'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  Social Security
 FORM W-9                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.   Number
                                                                                        OR
                                                                                        --------------------
                                                                                        Employer
                                                                                        Identification Number
                                      -----------------------------------------------------------------------
                                       PART 2 -- Check the box if you are NOT subject to backup withholding
 DEPARTMENT OF THE TREASURY, INTERNAL  under the provisions of Section 3406(a)(1)(C) of the Internal Revenue
 REVENUE SERVICE                       Code because (1) you are exempt from backup withholding, or (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the
                                       Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]
                                      -----------------------------------------------------------------------
 PAYER'S REQUEST FOR                   CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
 TAXPAYER IDENTIFICATION               INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
 NUMBER (TIN)

                                       SIGNATURE --------------------------  DATE----------------------
-------------------------------------------------------------------------------------------------------------

                                       PAYER'S NAME: THE BANK
                                            OF NEW YORK
------------------------------------------------------------------------------------
 SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  Social Security
 FORM W-9                              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.   Number
                                                                                        OR
                                                                                        --------------------
                                                                                        Employer
                                                                                        Identification Number
                                      -----------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY, INTERNAL   Section 3406(a)(1)(C)
 REVENUE SERVICE                        of the Internal
                                        Revenue Code because
                                        (1) you are exempt
                                        from backup
                                        withholding, or (2)
                                        you have not been
                                        notified that you are
                                        subject to backup
                                        withholding as a
                                        result of failure to
                                        report all interest
                                        or dividends or (3)
                                        the Internal Revenue
                                      -----------------------------------------------------------------------
 PAYER'S REQUEST FOR                    PART 3 --
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
                                        Awaiting TIN [ ]
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU AS A RESULT OF THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

                        SIGNATURE                                  DATE